Exhibit 99.1

Dragonfly Energy Announces Corporate Debt Restructuring and Capital Raise

Debt Restructuring with Maturity Extension and Covenant Waiver

Concurrent $3.5 Million Capital Raise With Second Contingent Tranche of $4.5 Million

Transactions Significantly Increase Financial Flexibility and Liquidity

RENO, Nev. (Feb. 27, 2025) — Dragonfly Energy Holdings Corp. (“Dragonfly Energy” or the “Company”) (Nasdaq: DFLI), an industry leader in energy storage and battery technology, today announced the completion of an amendment of its existing debt facility and a concurrent $3.5 million registered direct offering and private placement of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) with a single institutional investor, with a second contingent tranche of $4.5 million, subject to satisfaction of certain events as described below, which the Company believes significantly enhance the company’s financial flexibility and liquidity.

The Company successfully completed an amendment to its existing debt facility with its senior lenders providing enhanced operational and financial flexibility. Key terms of the amendment include:

-	Waiver of quarterly liquidity covenant requirements through June 30, 2026
-	Extension of the debt maturity date to October 7, 2027
-	Payment-in-Kind (PIK) interest option for 2025
-	Reduction of the monthly minimum liquidity covenant to $2.5 million through March 31, 2026

In addition to the debt restructuring, the Company has entered into a definitive agreement for the sale of the Preferred Stock in a registered direct offering and private placement, raising at the initial closing, $3.5 million in gross proceeds and the automatic right to receive an additional $4.5 million upon receipt of stockholder approval for the transaction in compliance with the rules of the Nasdaq Stock Market (“Nasdaq”) and the effectiveness of a resale registration statement to be filed with the Securities Exchange Commission (the “SEC”) covering the resale of the shares of the Company’s common stock issuable upon conversion of the Preferred Stock. Additionally, the agreement with the investor includes warrants to purchase additional shares of Preferred Stock in an amount of up to an additional $40 million, providing the Company with the opportunity to secure additional capital under similar terms. The transaction is expected to close on February 27, 2025, subject to customary closing conditions.

“We believe this successful debt restructuring and capital raise significantly strengthen our financial position and will allow us to execute our strategic initiatives with greater flexibility,” said Dr. Denis Phares, Dragonfly Energy’s chief executive officer. “By securing additional liquidity and extending our debt maturity and receiving relief under our operating covenants, we believe we are reinforcing our ability to innovate, expand into new markets, and drive sustainable value for our shareholders.”

The Company intends to use the net proceeds from the private placement for working capital and general corporate purposes.

In the registered direct offering, the Company agreed to sell 180 shares of Preferred Stock at a price of $10,000 per share, initially convertible into shares of common stock at a conversion price of $2.332. Concurrently, in a private placement, the Company agreed to sell an additional 170 shares of Preferred Stock at the same offering price as the registered direct offering, initially convertible into shares of common stock at a conversion price of $2.332. As part of the private placement, the Company also agreed to sell warrants to purchase up to an aggregate of 4,000 additional shares of Preferred Stock with an exercise price of $10,000 a share. The Preferred Stock is also convertible at the option of the holder at a discount to the trading price of the Company’s common stock, subject to a floor, as set forth in the transaction documents. The Company has filed a Current Report on Form 8-K with the SEC detailing the material terms of the registered direct and private placement offerings, the applicable transaction agreements, the Preferred Stock, the warrants and the debt facility amendment.

Chardan Capital Markets, LLC acted as exclusive placement agent for the offerings.

The securities described above offered in the concurrent private placement are being offered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying such securities, have not been registered under the Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Dragonfly Energy

Dragonfly Energy Holdings Corp. (Nasdaq: DFLI) is a comprehensive lithium battery technology company, specializing in cell manufacturing, battery pack assembly, and full system integration. Through its renowned Battle Born Batteries® brand, Dragonfly Energy has established itself as a frontrunner in the lithium battery industry, with hundreds of thousands of reliable battery packs deployed in the field through top-tier OEMs and a diverse retail customer base. At the forefront of domestic lithium battery cell production, Dragonfly Energy’s patented dry electrode manufacturing process can deliver chemistry-agnostic power solutions for a broad spectrum of applications, including energy storage systems, electric vehicles, and consumer electronics. The Company’s overarching mission is the future deployment of its proprietary, nonflammable, all-solid-state battery cells.

To learn more about Dragonfly Energy and its commitment to clean energy advancements, visit investors.dragonflyenergy.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the Company’s guidance for 2024, results of operations and financial position, planned products and services, business strategy and plans, market size and growth opportunities, competitive position and technological and market trends. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions.

These forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the Company’s control) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to: the closing of the offerings, the use of proceeds from the offerings, the ability to successfully achieve the thresholds for the additional funding from the offerings, the impact of the offering and the conversion and sale of the shares of common stock underlying the preferred stock on the Company’s stock price, improved recovery in the Company’s core markets, including the RV market; the Company’s ability to successfully increase market penetration into target markets; the Company’s ability to penetrate the heavy-duty trucking and other new markets; the growth of the addressable markets that the Company intends to target; the Company’s ability to retain members of its senior management team and other key personnel; the Company’s ability to maintain relationships with key suppliers including suppliers in China; the Company’s ability to maintain relationships with key customers; the Company’s ability to access capital as and when needed under its $150 million ChEF Equity Facility; the Company’s ability to protect its patents and other intellectual property; the Company’s ability to successfully utilize its patented dry electrode battery manufacturing process and optimize solid state cells as well as to produce commercially viable solid state cells in a timely manner or at all, and to scale to mass production; the Company’s ability to timely achieve the anticipated benefits of its licensing arrangement with Stryten Energy LLC; the Company’s ability to achieve the anticipated benefits of its customer arrangements with THOR Industries and THOR Industries’ affiliated brands (including Keystone RV Company); the Company’s ability to maintain the listing of its common stock and public warrants on the Nasdaq Capital Market; the Russian/Ukrainian conflict; the Company’s ability to generate revenue from future product sales and its ability to achieve and maintain profitability; and the Company’s ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future. These and other risks and uncertainties are described more fully in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC and in the Company’s subsequent filings with the SEC available at www.sec.gov.

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. All forward-looking statements contained in this press release speak only as of the date they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Relations:

Eric Prouty

Szymon Serowiecki

AdvisIRy Partners

DragonflyIR@advisiry.com